SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 27, 2001
                                                  ------------------------------

                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                       1-16463               13-4004153
-------------------------------    ---------------------    --------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)

    701 Market Street, St. Louis, Missouri                   63101
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (314) 342-3400
                                                    ----------------------------

                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Financial Statements and Exhibits


     99.1      Press release of Peabody Energy Corporation dated July 27, 2001.

Item 8.  Change in Fiscal Year

On July 27, 2001, the Registrant issued a press release indicating that it will change its fiscal year-end from March 31 to December 31. The decision was made to improve the comparability of the Registrant's results with the industry and to aid the financial community's analysis of the business. The change will first be effective with respect to the nine month period ended December 31, 2001.

The Registrant will file an Annual Report on Form 10-K to cover the April 1, 2001 to December 31, 2001 transition period on or before March 31, 2002.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PEABODY ENERGY CORPORATION

Date:  July 31, 2001                                /s/ Richard A. Navarre
                                                ------------------------------
                                                     Richard A. Navarre
                                                Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


     Exhibit
       No.     Description of Exhibit
     -------
      99.1     Press release of Peabody Energy Corporation dated July 27, 2001.